UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2014

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Ventas, Inc. (the “Company”) was held on May 15, 2014.

Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.  Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive Proxy Statement, filed with the Securities and Exchange Commission on April 4, 2014:

1.            The election of ten directors to terms expiring at the 2015 Annual Meeting of Stockholders.

Nominee	For	Against	Abstain	Broker Non-Votes
Debra A. Cafaro	235,588,450	4,117,888	10,307,852	18,383,299
Douglas Crocker II	236,771,604	13,016,233	226,353	18,383,299
Ronald G. Geary	236,903,287	12,880,777	230,126	18,383,299
Jay M. Gellert	248,238,420	1,545,256	230,514	18,383,299
Richard I. Gilchrist	249,635,439	147,988	230,763	18,383,299
Matthew J. Lustig	248,232,037	1,495,401	286,752	18,383,299
Douglas M. Pasquale	220,262,875	29,519,646	231,669	18,383,299
Robert D. Reed	249,659,139	125,143	229,908	18,383,299
Glenn J. Rufrano	249,658,231	125,797	230,162	18,383,299
James D. Shelton	249,651,642	133,343	229,205	18,383,299

2.        The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014.

For	Against	Abstain	Broker Non-Votes
267,188,381	960,273	248,835	—

3.        The approval, on an advisory basis, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
225,774,934	23,611,266	627,990	18,383,299

Item 8.01.	Other Events.

On May 15, 2014, the Company announced that its Board of Directors declared a regular quarterly dividend of $0.725 per share, payable in cash on June 27, 2014 to stockholders of record on June 6, 2014.  The dividend is the second quarterly installment of the Company’s 2014 annual dividend.

A copy of the press release issued by the Company on May 15, 2014 is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits:

Exhibit Number	Description
99.1	Press release issued by the Company on May 15, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	May 16, 2014	By:	/s/ Kristen M. Benson
Kristen M. Benson
Senior Vice President, Associate
General Counsel and Corporate
Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on May 15, 2014.